                                                                    EXHIBIT 10.3


                              WILLBROS GROUP, INC.

                     6.5% CONVERTIBLE SENIOR NOTES DUE 2012

                          REGISTRATION RIGHTS AGREEMENT

                                                               December 23, 2005

To the Initial Purchasers listed on Appendix A to the Purchase Agreement

Ladies and Gentlemen:

      This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into by and among Willbros Group, Inc., a corporation organized under the laws of the Republic of Panama (the "Company") and the initial purchasers (the "Initial Purchasers") listed on Appendix A to the Purchase Agreement dated December 22, 2005 by and among the Company and the investors party thereto (the "Purchase Agreement").

      The Company and the Initial Purchasers are parties to the Purchase Agreement which provides for the sale by the Company to the Initial Purchasers of up to $84,500,000 aggregate principal amount of the Company's 6.5% Convertible Senior Notes due 2012 (the "Notes"). The Notes will be convertible into fully paid, nonassessable shares of common stock, par value $0.05 per share, of the Company (as converted, the "Conversion Shares"), on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

      In consideration of the foregoing, the parties hereto agree as follows:

      1. Definitions.

      (a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

      "Additional Interest" has the meaning assigned thereto in Section 7(a) hereof.

      "Additional Shares" has the meaning assigned thereto in Section 7(a) hereof.

      "Affiliate" has the meaning assigned thereto in Rule 405 under the Securities Act.

      "Agreement" means this Registration Rights Agreement, as amended, modified or otherwise supplemented from time to time in accordance with the terms hereof.

       "Applicable Stock" has the meaning assigned thereto in Section 1.1 of the Indenture.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

      "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

      "Common Stock" has the meaning assigned thereto in Section 1.1 of the Indenture.

      "Company" has the meaning assigned thereto in the preamble hereto.

      "Conversion Price" has the meaning assigned thereto in Section 1.1 of the Indenture.

      "DTC" means The Depository Trust Company.

      "Effective Time" means the time at which the Commission declares any Shelf Registration Statement effective or at which any Shelf Registration Statement otherwise becomes effective.

      "Effectiveness Period" has the meaning assigned thereto in Section 2(b)(i) hereof.

      "Effectiveness Target Date" has the meaning assigned thereto in Section 2(a) hereof.

      "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

      "Holder" means any person that is the record owner of the Notes or Registrable Securities (and includes any person that has a beneficial interest in any Note or Registrable Security in book-entry form).

      "Indenture" means the Indenture, dated as of December 23, 2005, between the Company and The Bank of New York, pursuant to which the Notes are to be issued, and as amended and supplemented from time to time in accordance with its terms.

      "Interest Payment Date" has the meaning assigned thereto in Section 1.1 of the Indenture.

      "Issue Date" means the first date of original issuance of the Notes.

      "Majority of Holders" means Holders holding more than 50% of the aggregate principal amount of the Notes outstanding; provided, that, for purpose of this definition, a Holder of shares of Common Stock that constitute Registrable Securities shall be deemed to hold an aggregate principal amount of Notes (in addition to the principal amount of Notes held by such Holder, if any) equal to the product of (x) the number of such shares of Common Stock that constitute Registrable Securities held by such Holder and (y) the Conversion Price in effect at the time of such calculation as determined in accordance with the Indenture.

      "Majority of Notice Holders" has the meaning assigned thereto in
Section 3(l) hereof.

      "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Election and Questionnaire attached as Annex A hereto.

      "Notice Holder" has the meaning assigned thereto in Section 3(a)(i) hereof.

      "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      "Prospectus" means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by any Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

      "Purchase Agreement" has the meaning assigned thereto in the preamble hereof.

      "Registrable Securities" means all or any portion of the Conversion Shares issued upon conversion of the Notes until, in the case of any such securities, the earliest of:

            (w) the date on which such security has been registered under the Securities Act and disposed of pursuant to an effective registration statement;

            (x) the date on which such security is distributed to the public pursuant to Rule 144 under the Securities Act;

            (y) the date on which such security held by a person who is not an Affiliate are eligible to be sold to the public pursuant to Rule 144(k) under the Securities Act or any successor provision thereof; and

            (z) the date on which such securities cease to be outstanding (whether as a result of redemption or repurchase and cancellation of the Notes or otherwise).

      "Registration Default" has the meaning assigned thereto in Section 7(a) hereof.

      "Registration Default Period" has the meaning assigned thereto in Section 7(a) hereof.

       "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

      "Shelf Filing Deadline" has the meaning assigned thereto in Section 2(a) hereof.

      "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

      "Shelf Registration Statement" means a registration statement filed under the Securities Act by the Company pursuant to the provisions of Section 2 hereof providing for the registration of, and the sale on a continuous or delayed basis pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission by the Holders of all the Registrable Securities for which Holders have properly completed, executed and delivered to the Company a Notice and Questionnaire, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement, and any additional registration statements filed under the Securities Act to permit the registration and sale of Registrable Securities pursuant to
Section 3(a)(ii) hereof.

      "Suspension Period" has the meaning assigned thereto in Section 2(c) hereof.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

      "Underwriter" means any underwriter, or any person deemed to be an underwriter pursuant to the Securities Act and Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

      "Underwriting Majority" means on any date, Holders holding at least 66 2/3% of the aggregate principal amount of the Notes outstanding on such date; provided, that for the purpose of this definition, a Holder of shares of Common Stock that constitute Registrable Securities when issued upon conversion of Notes shall be deemed to hold an aggregate principal amount of Notes (in addition to the principal amount of Notes held by such Holder, if any) equal to the product of (x) the number of such shares of Common Stock that are Registrable Securities held by such Holder and (y) the Conversion Price in effect at the time of such calculation as determined in accordance with the Indenture.

      "Underwritten Offering" means an offering in which securities of the Company are sold to one or more underwriters for reoffering to the public.

      2. Shelf Registration.

(a) The Company shall as soon as practicable but in any event no later than June 30, 2006 (the "Shelf Filing Deadline"), file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and, thereafter, shall use its reasonable best efforts to cause such initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable but no later than December 31, 2006 (the "Effectiveness Target Date"); provided, however, that no Holder shall be entitled to be named as a selling securityholder in any Shelf Registration Statement as of the date it is declared effective or to use the Prospectus forming a part thereof for offers and resales of Registrable Securities unless such Holder is a Notice Holder. The Company shall not permit any securities, other than the Registrable Securities, from being registered on a Shelf Registration Statement, including, without limitation, by offering to register any such securities on a separate registration statement filed under the Securities Act. The initial Shelf Registration Statement shall be on Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of at least a majority of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the initial Shelf Registration Statement then in effect until such time as a Shelf Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

      (b) Subject to Section 2(c) hereof, the Company shall use its reasonable best efforts:

            (i) to keep any Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 3(j) hereof, in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of (1) two years from the last date of original issuance of any Notes or (2) such shorter period ending on the date that (x) all of the Holders of Registrable Securities who are not Affiliates of the Company are able to sell their Registrable Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto, (y) all Registrable Securities registered under the Shelf Registration Statements of each Holder that has properly completed, executed and delivered a Notice and Questionnaire to the Company as provided in Section 3(a) hereof have been sold and (z) all Registrable Securities have ceased to be outstanding (such period being referred to herein as the "Effectiveness Period"); and

            (ii) after the Effective Time of the initial Shelf Registration Statement and for the duration of the Effectiveness Period, after the receipt of a properly completed and signed Notice and Questionnaire from any Holder of Registrable Securities that is not then a Notice Holder, to take the actions provided for in Section3(a)(ii) hereof.

The Company shall be deemed not to have used its reasonable best efforts to keep any Shelf Registration Statement effective during the Effectiveness Period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities under such Shelf Registration Statement during that period, unless such action is (A) required by applicable law and the Company thereafter promptly complies with the requirements of Section 3(j) below or (B) permitted pursuant to Section 2(c) below.

      (c) After the Effective Time of the initial Shelf Registration Statement, the Company may suspend the use of any Prospectus by written notice to the Holders for a period or periods not to exceed an aggregate of 30 calendar days in any 90-calendar day period, and not to exceed 120 calendar days in any 360-day period (each such period, a "Suspension Period") if:

            (i) an event has occurred and is continuing as a result of which the Shelf Registration Statement would, in the Company's judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

            (ii) the Company determines in good faith that the disclosure of such event at such time would have a material adverse effect on the Company and its subsidiaries taken as a whole;

provided, that in the event the disclosure relates to a proposed or pending material business transaction that is previously not disclosed publicly, the disclosure of which would impede the Company's ability to consummate such transaction, the Company may extend a Suspension Period from 30 calendar days to 45 calendar days; provided, however, that any such extension of a Suspension Period shall be included in calculating the 120 calendar days referred to above.

      3. Registration Procedures. In connection with the Shelf Registration Statements, the following provisions shall apply:

            (a) (i) Not less than 30 calendar days prior to the intended Effective Time of the initial Shelf Registration Statement, the Company shall distribute the Notice and Questionnaire to the Holders of the Notes and Registrable Securities. The Company shall take action to name as a selling securityholder in the initial Shelf Registration Statement at the time of its effectiveness each Holder that properly completes, executes and delivers a Notice and Questionnaire to the Company at the address of the Company set forth in the Notice and Questionnaire (a "Notice Holder") prior to or on the 20th calendar day after such Holder's receipt thereof so that such Holder is permitted to deliver the Prospectus forming a part thereof as of such time to purchasers of such Holder's Registrable Securities in accordance with applicable law. The Company shall not be required to take any action to name any Holder as a selling securityholder in the initial Shelf Registration Statement at the time of its effectiveness or to enable any Holder to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder has returned a properly completed and signed Notice and Questionnaire to the Company in a timely manner.

            (ii) After the Effective Time of the initial Shelf Registration Statement, the Company shall, upon the request of any Holder of Registrable Securities that is not then a Notice Holder, promptly send a Notice and Questionnaire to such Holder. After the Effective Time of the initial Shelf Registration Statement, the Company shall (A) after the date that a completed and signed Notice and Questionnaire is delivered to the Company, prepare and file with the Commission (x) a supplement to the Prospectus as promptly as practicable or, if required by applicable law a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement as promptly as practicable but within the later of 10 Business Days after such date or 10 Business Days after expiration of any Suspension Period in effect when the Notice and Questionnaire is delivered, and (y) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in a Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder's Registrable Securities in accordance with applicable law, and (B) if the Company shall file a post-effective amendment to the Shelf Registration Statement, or an additional Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment or such additional Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable, but in any event by the date that is 45 days after the date such post-effective amendment is required by this clause to be filed or 75 days if the Commission reviews the post-effective amendment and requires the Company to make modifications thereto.

      (b) Before filing any Shelf Registration Statement or Prospectus or any amendments or supplements (other than supplements or post-effective amendments solely for the purpose of naming one or more Notice Holders as selling securityholders) thereto with the Commission, the Company shall furnish to the Initial Purchasers copies of all such documents proposed to be filed and shall not file such documents which the use reasonable best efforts to reflect in each such document when so filed with the Commission such comments as the Initial Purchasers reasonably shall propose within ten Business Days of the delivery of such copies to the Initial Purchasers.

      (c) The Company shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statements and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act, as in effect at any relevant time, (ii) each of the Shelf Registration Statements and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) each Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, in the form delivered to purchasers of the Registrable Securities during the Effectiveness Period does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (d) The Company shall promptly give written notice to, in the case of clauses (i) and (ii) below, the Initial Purchasers and, in the case of clause
(ii) and the remaining clauses below, each Notice Holder (which written notice pursuant to clauses (iv)-(vii) hereof shall be accompanied by an instruction to such Notice Holders to suspend the use of the Prospectus until the requisite changes have been made, which written notice need not specify the nature of the event giving rise to such suspension):

            (i) when the initial Shelf Registration Statement has been filed with the Commission;

            (ii) when the initial Shelf Registration Statement has become effective;

            (iii) when any Prospectus supplement, additional Shelf Registration Statement or post-effective amendment to a Shelf Registration Statement has been filed with the Commission and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has been declared effective by the Commission;

            (iv) of any request by the Commission for amendments or supplements to any Shelf Registration Statement or the Prospectus included therein or for additional information related thereto after any such Shelf Registration Statement has become effective;

            (v) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of any Shelf Registration Statement under the Securities Act or the initiation of any proceedings for such purpose;

            (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

            (vii) of the happening of any event or the existence of any state of facts that requires the making of any changes in any Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

      (e) The Company shall use its best efforts to prevent the issuance, and, if issued, to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of any Shelf Registration Statement.

      (f) As promptly as reasonably practicable furnish to the Initial Purchasers and each Notice Holder, upon their written request and without charge, at least one conformed copy of the applicable Shelf Registration Statement and any amendment thereto, including financial statements and schedules but excluding all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by the Initial Purchasers or such Notice Holder, as the case may be).

      (g) The Company shall, during the Effectiveness Period, deliver to each Notice Holder, without charge, as many copies of each Prospectus in which the Notice Holder is listed as a selling securityholder included in the applicable Shelf Registration Statement and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company consents (except during a Suspension Period or during the continuance of any event or any other state of facts described in Section 3(d)(iv)-(vii) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Notice Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

      (h) Prior to any offering of Registrable Securities pursuant to a Shelf Registration Statement, the Company shall:

            (i) register or qualify or cooperate with the Notice Holders or their Underwriter, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Notice Holder may reasonably request;

            (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary during the Effectiveness Period to enable any Notice Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to such Shelf Registration Statement; and

            (iii) take any and all other actions necessary or advisable to enable the offer and sale in such jurisdictions of such Registrable Securities;

provided, however, that in no event shall the Company be obligated to (A) register or qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
Section 3(h) or (B) subject itself to general or unlimited service of process or to taxation in any such jurisdiction if (or to the extent it is) not now so subject.

      (i) Unless the Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Notice Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement, which certificates, if so required by any securities market or exchange upon which any Registrable Securities are quoted or listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Notice Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

      (j) During the Effectiveness Period, upon the occurrence of any fact or event contemplated by Sections 3(d)(iv)-(vii) above, subject to Section 2(c) hereof, the Company shall promptly prepare, file and, in the case of a post-effective amendment, have declared effective a post-effective amendment to any Shelf Registration Statement, a supplement to the related Prospectus included therein or file any other document with the Commission so that, as thereafter delivered to purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will otherwise be effective and usable for resale of Registrable Securities during the Effectiveness Period. If the Company notifies the Notice Holders of the occurrence of any fact or event contemplated by Section 3(d)(iv)-(vii) above, the Notice Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

      (k) If requested by the Initial Purchasers or any Notice Holder, as promptly as practicable incorporate in any prospectus supplement or post-effective amendment to a Shelf Registration Statement such information as the Initial Purchasers or such Notice Holder shall, on advice from counsel, determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment.

      (l) Not later than the Effective Time of a Shelf Registration Statement, the Company shall obtain a CUSIP number for the Registrable Securities to be sold pursuant to a Shelf Registration.

      (m) The Company shall (i) make reasonably available for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Registrable Securities are included in a Shelf Registration Statement (the "Majority of Notice Holders"), any Underwriter participating in any disposition pursuant to any Shelf Registration Statement, and any attorney, accountant or other agent retained by such Notice Holders or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company's officers, directors, employees and auditors to supply all relevant information reasonably requested by such Majority of Notice Holders or any such Underwriter, attorney, accountant or other agent in connection with such Shelf Registration Statement, in each case, as is reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of
Section 11 of the Securities Act; provided, however, that such persons shall, at the Company's request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless such disclosure is required by law (including, without limitation, in connection with the disposition of Registrable Securities pursuant to a Shelf Registration Statement) or is made in connection with a court proceeding, or such records, information or documents become available to the public generally or lawfully through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Notice Holders and the other parties entitled thereto by one counsel designated by such Majority of Notice Holders and on behalf of the Notice Holders and the other parties.

      (n) If requested by the Underwriters in an Underwritten Offering, make appropriate officers of the Company reasonably available to the Underwriters for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary "road show" material in a manner consistent with other new issuances of other securities similar to the Registrable Securities.

      (o) The Company will use its reasonable best efforts to cause the Registrable Securities to be listed on the New York Stock Exchange or listed or quoted on the other market or stock exchange on which the Common Stock primarily trades on or prior to the Effective Time of each Shelf Registration Statement hereunder.

      (p) The Company will cooperate and assist in any filings or by taking any other actions required to be made or taken with or by National Association of Securities Dealers, Inc.

      (q) The Company will comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any fiscal quarter (or 90 days after the end of any fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Shelf Registration Statement.

      (r) If the Registrable Securities are in certificated form, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities sold pursuant to any Shelf Registration Statement free of any restrictive legends and, with respect to any Notes, in such denominations permitted by the Indenture and registered in such names as Holders may request at least two Business days prior to settlement of sales of Registrable Securities pursuant to such Shelf Registration Statement.

      (s) The Company will use its reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by each Shelf Registration Statement contemplated hereby.

      4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement whether or not any Shelf Registration Statement is declared effective. Such fees and expenses shall include, without limitation:

            (i) all registration and filing fees and expenses (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and
      (y) of compliance with federal and state securities or Blue Sky laws to the extent such filings or compliance are required pursuant to this Agreement (including, without limitation, reasonable fees and disbursements of the counsel specified in the next sentence in connection with Blue Sky qualifications or exemptions of the Registrable Securities under the laws of such jurisdictions as the Majority of Notice Holders may designate));

            (ii) all expenses of printing, duplication relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, messenger and delivery services and telephone;

            (iii) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed;

            (iv) all fees and disbursements of counsel for the Company;

            (v) all fees and disbursements of independent certified public accountants or auditors of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance); and

            (vi) all reasonable fees and disbursements of the registrar and transfer agent for the Registrable Securities.

      In addition, the Company shall bear or reimburse the Notice Holders for the reasonable fees and disbursements of one counsel for the Holders, which shall initially be Schulte Roth & Zabel, LLP, counsel to the Initial Purchasers, but which may, upon the written consent of the Company (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Initial Purchasers. The selling commissions, including any underwriting discounts and commissions, shall be borne by the selling Notice Holders.

      In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

      5. Indemnification and Contribution.

      (a) Indemnification by the Company. The Company shall indemnify and hold harmless each Holder, such Holder's officers, directors, partners and employees and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim made whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of, or are based upon:

            (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof; or

            (ii) the omission or alleged omission to state in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof any material fact required to be stated therein or necessary to make the statements therein (in the case of any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof, in light of the circumstances under which they were made) not misleading;

provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party expressly for use therein. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any indemnified party. The Company also shall indemnify Underwriters, their directors and officers and each person who controls such Underwriters within the meaning of the Securities Act or Exchange Act substantially to the same extent as provided above with respect to the indemnification of Holders if requested by such Holders. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

      (b) Indemnification by the Holders. Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors and employees of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim made whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or action in respect thereof) arise out of, or are based upon:

            (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof; or

            (ii) the omission or alleged omission to state in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof any material fact required to be stated therein or necessary to make the statements therein (in the case of any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder expressly for use therein; provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement. The foregoing indemnity agreement is in addition to any liability that any Holder may otherwise have to any indemnified party.

      (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 5, except to the extent, but only to the extent, that it has been materially prejudiced (including the forfeiture of important rights and defenses). If any such claim or action is brought against any indemnified party, and it notifies the indemnifying party thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to such indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel (but, in any case, only one counsel for all indemnified parties) in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless:

            (i) the employment of such counsel has been authorized in writing by the indemnifying party;

            (ii) such indemnifying party shall not have employed counsel to take charge of the defense of such action within a reasonable time after written notice thereof;

            (iii) the indemnifying party does not diligently defend the action after assumption of the defense; or

            (iv) counsel for the indemnifying party shall have reasonably concluded that the representation of the indemnified party by the same counsel representing the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them or where there may be one or more defenses reasonably available to the indemnified party that are different from, additional to or in conflict with those available to the indemnifying party, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party as incurred.

The indemnified parties agree that if there are multiple claims against an indemnifying party that are substantially similar, such parties shall, to the extent practicable, consolidate such claims into one legal proceeding. If an indemnifying party has assumed the defense of an action pursuant to this paragraph (c), such indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent may not be unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by paragraph
(a) or (b) (and as permitted by paragraph (c)) of this Section 5, then the indemnifying party agrees that it shall be liable for any settlement of the related proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle, including the proposed terms of such settlement. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any claim, investigation, action or proceeding by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such claim, investigation, action or proceeding. No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 5 (whether or not the indemnified party or parties are actual or potential parties thereto) unless (x) such settlement, compromise or judgment (i) includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any unlawful failure to act by or on behalf of such indemnified party and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

      (d) Contribution. If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in subsection (a) or (b) above:

            (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, from the registration and sale of the Registrable Securities pursuant to the Shelf Registration Statement; or

            (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and a Holder, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of the Notes purchased under the Purchase Agreement (net of discounts but before deducting expenses) received by the Company bear to
(ii) the excess of the gross proceeds received by such Holder with respect to its resale of Registrable Securities over the price paid by such Holder in its purchase of such Registrable Securities. The relative fault of the Company, on the one hand, and of a Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount paid as a result of the losses, claims, damages, liabilities or expenses incurred by an indemnified party and referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending against any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), (i) in no case shall any Holder be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from its sale of Registrable Securities pursuant to the Shelf Registration Statement exceeds the amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each person, if any, who controls a Holder within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Holder and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company. The Holders' respective obligations to contribute pursuant to this Section 5 are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Registration Statement and not joint. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

      (e) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, or (ii) any investigation made by or on behalf of any indemnified party.

      6. Holder's Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a properly completed and signed Notice and Questionnaire (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder correct and not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Notice Holder shall constitute a representation and warranty by such Notice Holder that the information relating to such Notice Holder and its plan of distribution is as set forth in the Prospectus delivered by such Notice Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Notice Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Notice Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

      7. Additional Interest.

      (a) If:

            (i) on or prior to the Shelf Filing Deadline, a Shelf Registration Statement has not been filed with the Commission;

            (ii) on or prior to the Effectiveness Target Date, the initial Shelf Registration Statement has not been declared effective by the Commission or does not include any information with respect to a Notice Holder that has properly completed, executed and delivered a Notice and Questionnaire prior to or on the 20th calendar day after such Holder's receipt thereof that is required so that such Holder is named as a selling securityholder in the initial Shelf Registration Statement and is permitted to deliver the Prospectus forming a part thereof to purchasers of such Holder's Registrable Securities;

            (iii) after the Effective Time of any Shelf Registration Statement, such Shelf Registration Statement ceases to be effective or usable for the offer and sale of Registrable Securities for any period of time (other than due to a Suspension Period), and the Company fails to promptly file and, in the case of a post-effective amendment, promptly have declared effective, a post-effective amendment to such Shelf Registration Statement, a supplement to the Prospectus contained therein or a report with the Commission pursuant to Section 13(a), 13(c) or 14 of the Exchange Act to make such Shelf Registration Statement effective or such Prospectus usable;

            (iv) after the Effective Time of any Shelf Registration Statement, such Shelf Registration Statement ceases to be effective or usable for the offer and sale of Registrable Securities for any period of time (including any Suspension Period) which shall exceed (x) 30 calendar days in any 90-day period (or 45 calendar days in any-90 day period in the event that such Shelf Registration Statement ceases to be effective or usable due to suspension of the use of the Prospectus by the Company in order to prevent disclosure of proposed or pending material business transaction) (y) 120 calendar days in any 360-day period; or

            (v) the Company has failed to timely comply with any of its obligations set forth in Section 3(a)(ii) hereof

(each such event referred to in clauses (i) through (v), a "Registration Default"), the Company shall be required to pay additional interest ("Additional Interest"), from and including the calendar day following such Registration Default to but excluding the earlier of (x) the day on which such Registration Default is cured and (y) the expiration of the Effectiveness Period (the "Registration Default Period"), at a rate per annum equal to an additional one-half of one percent (0.5%) of the principal amount of the Notes to and including the 90th calendar day following such Registration Default, and one percent (1%) thereof from and after the 91st calendar day following such Registration Default. In the event any Notes are converted into shares of Common Stock during a Registration Default Period, in lieu of Additional Interest, the Company will deliver to each Holder converting during the Registration Default Period, with respect to the portion of the conversion obligation the Company settles in Common Stock, 103% of the number of shares of Common Stock the Holder would have otherwise received upon conversion ("Additional Shares").

      (b) Any amounts to be paid as Additional Interest pursuant to Section 7(a) hereof shall be paid in cash semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date following the date on which such Additional Interest began to accrue, to the Holders in whose name the Notes are registered at the close of business on June 1 or December 1, whether or not a Business Day, immediately preceding the relevant Interest Payment Date. Such Additional Interest shall be calculated and paid in the same manner as interest is paid under the Indenture in respect of the Notes.

      (c) Except as provided in Section 10(a) hereof, the Additional Interest or Additional Shares, as the case may be, as set forth in this Section 7 shall be the exclusive monetary remedy available to the Holders for any Registration Default. In no event shall the Company be required to pay Additional Interest in excess of a rate per annum equal to one-half of one percent (0.5%) of the principal amount of the Registrable Securities to and including the 90th calendar day following such Registration Default, and a rate per annum equal to one percent (1%) thereof from and after the 91st calendar day following such Registration Default, as set forth in Section 7(a), regardless of whether one or multiple Registration Defaults exist. Each Registration Default will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

      8. Information Requirement.

      The Company covenants that, if at any time before the end of the Effectiveness Period it is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder and take such further action as any Holder may reasonably request in writing, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, Rule 144A, Regulation S and Regulation D under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report filed with the Commission to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

      9. Underwritten Offerings.

      (a) An Underwriting Majority may, by written notice to the Company, sell its Registrable Securities in an Underwritten Offering pursuant to any Shelf Registration Statement.

      (b) No Holder may participate in any Underwritten Offering hereunder unless such Holder:

            (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the majority of the Holders (calculated in the same manner as an Underwriting Majority) participating in such Underwritten Offering (the "Participating Majority"); and

            (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

      (c) In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Participating Majority to be included in such Underwritten Offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

      10. Miscellaneous.

      (a) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Initial Purchasers and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchasers and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Notice Holders under Section 7 hereof, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

      (b) Amendments and Waivers. Except as provided in the next three sentences, this Agreement, including this Section 10(b), may be amended, modified or supplemented and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and a Majority of Holders. In the event of a merger or consolidation or sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company and its subsidiaries on a consolidated basis, the Company shall procure the assumption of its obligations under this Agreement (which it is understood and agreed shall include the registration of any other Applicable Stock on substantially the same terms as provided for the registration of the Common Stock) by the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person who acquires by sale, assignment, conveyance, transfer, lease or other disposition all or substantially all of the properties and assets of the Company and its subsidiaries on a consolidated basis and this Agreement may be amended, modified or supplemented without the consent of any Holders to provide for such assumption of the

Company's obligations hereunder (including the registration of any other Applicable Stock). Without the consent of each Holder of Notes, no amendment or modification may change the provisions relating to the payment of Additional Interest or the requirement to issue additional shares of Common Stock during a Registration Default Period.

      Each Holder of Notes or Registrable Securities outstanding at the time of any amendment, modification, supplement, waiver or consent or thereafter shall be bound by any amendment, modification, supplement, waiver or consent effected pursuant to this Section 10(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Notes or Registrable Securities or is delivered to such Holder.

      (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

            (x) if to the Initial Purchasers, to them at the address listed on Appendix A hereto, or at the most current address given by such Initial Purchaser to the Company in a Notice and Questionnaire or any amendment thereto;

            with a copy (for informational purposes only) to:

            Schulte Roth & Zabel LLP
            919 Third Avenue
            New York, New York 10022
            Telephone: (212) 756-2000
            Facsimile: (212) 593-5955
            Attention: Eleazer N. Klein, Esq.

            (y) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

            (z)  if to the Company, to:

            Willbros Group, Inc.
            c/o Willbros USA, Inc.
            4400 Post Oak Parkway, Suite 1000
            Houston, Texas 77027
            Attention: Gay Mayeux
            Telephone: (713) 403-8147
            Facsimile: (713) 403-8010
or to such other address as such person may have furnished to the other persons identified in this Section 10(c) in writing in accordance herewith.

      (d) Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Notice Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities that are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by, the respective successors and assigns of the parties hereto and any Holder from time to time of the Notes and Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Notes or Registrable Securities shall acquire Notes or Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if a Notice Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

      (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

      (i) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Company, any Notice Holder, any director, officer or partner of the Company or such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

      (j) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Notes or Registrable Securities is required hereunder, Notes and Registrable Securities held by the Company or its Affiliates (other than subsequent Holders of Notes or Registrable Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Notes or Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      11. Submission to Jurisdiction; Appointment of Agent for Service

      Each party hereto submits to the exclusive jurisdiction of the competent courts of the State of New York and the courts of the United States of America, in each case located in The City of New York, New York over any suit, action or proceeding arising under or in connection with this Agreement or the transactions contemplated hereby. Each party hereto waives any objection that it may have to the venue of any suit, action or proceeding arising under or in connection with this Agreement or the transactions contemplated hereby in the courts of the State of New York or the courts of the United States of America, in each case located in The City of New York, New York, or that such suit, action or proceeding brought in the courts of the State of New York or the courts of the United States of America, in each case located in The City of New York, New York, was brought in an inconvenient court and agrees not to plead or claim the same In furtherance of the foregoing, the Company hereby irrevocably designates and appoints CT Corporation, 111 Eighth Avenue, New York, New York 10011, as the agent of the Company to receive service of all process brought against the Company with respect to any such suit, action or proceeding in any such court in The City of New York, New York, such service being hereby acknowledged by the Company to be effective and binding service in every respect. Copies of any such process so served shall also be given to the Company in accordance with Section 10 hereof, but the failure of the Company to receive such copies shall not affect in any way the service of such process as aforesaid. If for any reason CT Corporation shall resign or otherwise cease to act as such agent, the Company hereby irrevocably agrees to promptly designate and appoint a new agent.

      Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                                           Very truly yours,

                                           Willbros Group, Inc.



                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Accepted as of the date hereof:

                                          PURCHASERS:

                                          HIGHBRIDGE INTERNATIONAL LLC

                                          By: HIGHBRIDGE CAPITAL MANAGEMENT, LLC


                                          By:
                                              ----------------------------------
                                              Name:  Adam J. Chill
                                              Title: Managing Director

Accepted as of the date hereof:



                                          PURCHASERS:

                                          PORTSIDE GROWTH & OPPORTUNITY FUND



                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

Accepted as of the date hereof:




                                        PURCHASERS:

                                        SHEPHERD INVESTMENTS INTERNATIONAL, LTD.



                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

Accepted as of the date hereof:



                                           PURCHASERS:

                                           SUTTONBROOK CAPITAL MANAGEMENT LP

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Accepted as of the date hereof:



                                           PURCHASERS:

                                           CITADEL EQUITY FUND, LTD.

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Accepted as of the date hereof:


                                           PURCHASERS:

                                           CAPITAL VENTURES INTERNATIONAL

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Accepted as of the date hereof:



                                           PURCHASERS:

                                           KINGS ROAD INVESTMENTS LTD.

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title: